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                                                                   EXHIBIT 23(C)

                         INDEPENDENT AUDITORS' CONSENT


The Boards of Directors
Storytown USA, Inc.
Fantasy Rides Corporation:


    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                           KPMG Peat Marwick LLP


Oklahoma City, Oklahoma
January 22, 1997